Exhibit 10.14

November 30, 2015

New Ulm Telecom, Inc.

400 Second Street North

P.O. Box 697

New Ulm, Minnesota  56073-0697

Attn:  Manager

Fax No.:  507-354-1982

with a copy to:

Lindquist & Vennum PLLP

4200 IDS Center

80 South Eighth Street

Minneapolis, Minnesota  55402

Attn:  Thomas Lovett, IV

Fax No.:  612-371-3207

Re:  Waiver and Consent

Ladies and Gentlemen:

Reference is made to the Amended and Restated Master Loan Agreement, dated as of December 31, 2014, between New Ulm Telecom, Inc. (the “Borrower”) and CoBank, ACB (“CoBank”) (as may be amended, modified, extended or restated from time to time, the “MLA”) and as supplemented by that certain Amended and Restated Second Supplement to the Amended and Restated Master Agreement, dated as of December 31, 2014 (as may be amended, modified, extended or restated from time to time, the “Second Supplement”), and as supplemented by that certain Amended and Restated Third Supplement to the Amended and Restated Master Agreement, dated as of December 31, 2014 (as may be amended, modified, extended or restated from time to time, the “Third Supplement”) (the MLA, as so supplemented, the “Loan Agreement”).

Waiver

The Borrower has adopted that certain 2015 Stock Plan (the “2015 Stock Plan”), under which the Borrower plans to issue to its employees up to 200,000 shares of its common stock. Subsection 4(B) of the MLA requires the Borrower, immediately upon receipt of proceeds from the issuance of any ownership interests in the Borrower, to repay the Loans in an amount equal to the amount of the Net Proceeds received in connection with such equity issuance, and the Borrower is therefore required under Subsection 4(B) of MLA to repay the Loans in an amount equal to the Net Proceeds of the issuances under the 2015 Stock Plan (the “Repayment Requirement”).

The Borrower has requested that CoBank waive the Repayment Requirement. In reliance on the representations, warranties and agreements provided and made by the Loan Parties to CoBank in this letter agreement and effective upon receipt by CoBank of an execution counterpart of this letter agreement signed by each of the Loan Parties and CoBank, CoBank hereby waives the Repayment Requirement.

Additionally, the Loan Parties have informed CoBank that one or more of the Loan Parties intends to make a loan to FiberComm, LLC, in a principal amount of $139,930 (the “FiberComm Note”). Pursuant to Sections 3.5 and 4.5 of the Pledge and Security Agreement, the Loan Parties are required to endorse and deliver to CoBank the original of any promissory notes payable to them in excess of $100,000. CoBank hereby waives the endorsement and delivery to CoBank of the FiberComm Note; provided, that, upon CoBank’s request, the Loan Parties agree to promptly deliver to CoBank the original of the FiberComm Note, together with such endorsements thereto as CoBank shall reasonably request.

Consent to Dissolution of Certain Subsidiaries

Pursuant to Section 8(A) of the MLA, each Loan Party is required to preserve and maintain in full force and affect its existence and good standing in the jurisdiction of its organization. The Borrower and the other Loan Parties have requested that CoBank consent to the dissolution (the “Subject Dissolutions”) of New Ulm Exchange, LLC, New Ulm Cellular #9, Inc., New Ulm Long Distance, Inc. and New Ulm Phonery, Inc. (the “Dissolving Entities.”). In reliance on the representations and warranties provided by the Borrower and the other Loan Parties to CoBank in connection with the request for this waiver and consent and the representations and warranties and release provided for herein, CoBank hereby consents to the Subject Dissolutions, so long as (a) prior to the Subject Dissolutions, all or substantially all of the assets of each Dissolving Entity are transferred to one or more Loan Parties that are not Dissolving Entities, (b) within thirty (30) days of the Subject Dissolutions, the Borrower shall provide to CoBank copies of the certificates of dissolution of each of the Dissolving Entities, duly executed and recorded with the Secretary of State of Minnesota, and (c) within ninety (90) days of the date hereof, the Borrower shall provide to CoBank the following, each in form and substance reasonably satisfactory to CoBank: (1) recorded deeds to all parcels of real property encumbered by the New Ulm Exchange Mortgage (the “Transfer Deeds”), evidencing the transfer of such real property to a Loan Party that is not a Dissolving Entity (such Loan Party, the “Assuming Loan Party”), (2)  an assignment and assumption of the New Ulm Exchange Mortgage by the Assuming Loan Party (the “Mortgage Assumption”), executed by the Assuming Loan Party, New Ulm Exchange, LLC and CoBank, duly recorded in the Office of the Recorder of Brown County, Minnesota, and (3) an endorsement to the lender’s title policy relating to the New Ulm Exchange Mortgage, reflecting the Transfer Deeds and the Mortgage Assumption.

General

Except as expressly provided by this letter agreement, the terms and provisions of the Loan Agreement and the other Loan Documents are hereby ratified and confirmed and shall continue in full force and effect. By agreeing to this letter agreement as acknowledged below, the Borrower and each Guarantor hereby certifies and warrants to CoBank that each of its representations and warranties contained in the Loan Agreement and the other Loan Documents to which it is a party are true and correct as of the effective date of this letter agreement, including that no Event of Default exists, with the same effect as though made on such effective date (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representations or warranty shall be true and correct as of such specified date). The waivers and consent contained herein shall not constitute a course of dealing among the Borrower, the Guarantors and CoBank, and, except as otherwise provided for herein, shall not constitute a waiver, extension or forbearance of any Potential Default or Event of Default, now or hereafter arising, or an amendment of any provision of the Loan Agreement or the other Loan Documents. The waivers provided herein shall be effective only upon receipt by CoBank of an execution counterpart of this letter agreement signed by each of the Loan Parties and CoBank, and is conditioned upon the correctness of all representations and warranties made by each of Loan Parties. The Borrower agrees to pay to CoBank, on demand, all out-of-pocket costs and expenses incurred by CoBank, including, without limitation, the reasonable fees and expenses of counsel retained by CoBank, in connection with the negotiation, preparation, execution and delivery of this letter agreement and all other instruments and documents contemplated hereby. This letter agreement shall be governed by, construed and enforced in accordance with all provisions of the Loan Agreement and may be executed in multiple counterparts.

Reaffirmation

By its execution hereof, each of the Guarantors listed below hereby consents and agrees to the terms and provisions of this letter agreement and consents and agrees that the Continuing Guaranty, the Pledge and Security Agreement, each Mortgage and each other Loan Document to which it is a party remain in full force and effect and continue to be the legal, valid and binding obligation of it, enforceable against it in accordance with the terms thereof.

[Signatures follow on next page.]

Please evidence your acknowledgment of and agreement to the foregoing by executing this letter agreement in the place indicated below.

Sincerely,

COBANK, ACB

By:	/s/ Lennie Blakeslee
Name: Lennie Blakeslee
Title: Vice President

[Signatures Continued on Following Page]

[Signatures Continued from Previous Page]

Agreed and accepted as of the date first written above:

NEW ULM TELECOM, INC., as the Borrower

By:	/s/ Curtis O. Kawlewski
Curtis Kawlewski
Chief Financial Officer

HUTCHINSON TELEPHONE COMPANY, as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

NEW ULM LONG DISTANCE, INC., as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

[Signatures Continue on Following Page]

[Signatures Continued From Previous Page]

NEW ULM CELLULAR #9, INC. as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

NEW ULM PHONERY, INC. as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

PEOPLES TELEPHONE COMPANY, as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

[Signatures Continue on Following Page]

[Signatures Continued from Previous Page]

WESTERN TELEPHONE COMPANY, as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

HUTCHINSON TELECOMMUNICATIONS, INC., as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

HUTCHINSON CELLULAR, INC., as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

[Signatures Continue on Following Page]

[Signatures Continued from Previous Page]

SLEEPY EYE TELEPHONE COMPANY, as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

TECH TRENDS, INC., as a Guarantor

By:	/s/ Curtis O. Kawlewski
Name: Curtis Kawlewski
Title: Chief Financial Officer

NEW ULM EXCHANGE, LLC, as a Guarantor

By:	/s/ Bill Otis
Name: Bill Otis
Title: President and Chief Manager